                                                                      EXHIBIT 13

                            PERFORMANCE CALCULATIONS
Polaris II Asset Manager
No Up-front Sales Charge

One Year

                                    Government                                                                        Davis
                    Capital        and Quality                 Aggresive    Alliance       Asset      Corporate     Venture
                  Appreciation        Bond         Growth       Growth       Growth     Allocation       Bond        Value
                  ------------     -----------    ---------    ---------    ---------   ----------    ---------    ---------
Fund Value          $1,583.00        $996.70      $1,209.30    $1,484.80    $1,241.50    $1,040.80     $975.80     $1,138.80
One Year Yield         58.30%         -0.33%         20.93%       48.48%       24.15%        4.08%      -2.42%        13.88%
Period Years             1.00           1.00           1.00         1.00         1.00         1.00        1.00          1.00

                         "Dogs"                                                                      High-   International
                           of         Emerging    Federated     Global       Global      Growth-     Yield     Diversified
                       Wall Street     Markets      Value        Bond       Equities     Income       Bond      Equities
                      ------------    ---------   ---------    --------    ----------   ---------    ------  -------------
Fund Value               $828.60      $1,270.10    $934.10      $991.50     $1,269.20   $1,186.80    $979.50    $1,073.20
One Year Yield           -17.14%         27.01%     -6.59%       -0.85%        26.92%      18.68%     -2.05%        7.32%
Period Years                1.00           1.00       1.00         1.00          1.00        1.00       1.00         1.00

                 International       MFS          MFS          MFS                                                       Worldwide
                  Growth and        Growth      Mid-Cap       Total       Putman      Real      SunAmerica    Telecom      High
                     Income       and Income     Growth       Return       Growth     Estate     Balanced     Utility      Income
                 -------------    -----------   -------       ------     ---------   --------   ----------    -------    ----------
Fund Value          $1,100.60          N/A         N/A          N/A       $1,172.90   $936.50    $1,113.30    $984.70    $1,075.80
One Year Yield          10.06%         N/A         N/A          N/A           17.29%    -6.35%       11.33%     -1.53%        7.58%
Period Years             1.00          N/A         N/A          N/A            1.00      1.00         1.00       1.00         1.00

Standardized Lifetime Returns

                                   Government                                                                         Davis
                        Capital    and Quality               Aggresive      Alliance       Asset       Corporate     Venture
                     Appreciation     Bond        Growth      Growth         Growth      Allocation       Bond        Value
                     ------------  -----------  ---------    ---------     ----------    ----------    ----------   ---------
Fund Value            $1,675.27      $997.09    $1,246.40    $1,556.63      $1,224.23    $1,080.22       $979.88    $1,203.92
Annualized Yield
  Since Inception         58.66%       -0.26%       21.78%       48.57%         19.84%        7.22%        -1.82%       18.06%
Period Years               1.12         1.12         1.12         1.12           1.12         1.11          1.11         1.12

                        "Dogs"                                                                          High-     International
                          of        Emerging     Federated     Global        Global        Growth-      Yield      Diversified
                      Wall Street   Markets        Value        Bond        Equities       Income       Bond       Equities
                      -----------  ---------     ---------     -------      --------     ---------     ---------  -------------
Fund Value              $897.40    $1,472.72      $987.15      $999.78      $1,294.32    $1,228.00     $1,009.06    $1,102.82
Annualized Yield
  Since Inception         -9.23%       41.87%       -1.15%       -0.02%         25.96%       20.17%         0.81%        9.15%
Period Years               1.12         1.11         1.12         1.12           1.12         1.12          1.12         1.12

                    International      MFS        MFS            MFS                                                      Worldwide
                     Growth and      Growth       Mid-Cap       Total      Putman        Real     SunAmerica    Telecom      High
                       Income      and Income**   Growth**     Return**    Growth        Estate     Balanced     Utility     Income
                    -------------  ------------  ---------    ---------   ---------    ---------   ---------   ---------  ----------
Fund Value            $1,201.18     $1,048.80    $1,368.53    $1,021.82   $1,177.96    $1,030.63   $1,126.22   $1,021.37  $1,137.19
Annualized Yield
  Since Inception         18.06%         4.88%      36.85%        2.18%      15.78%        2.82%      11.22%       1.91%     12.58%
Period Years               1.10          0.50        0.50         0.51        1.12         1.08        1.12        1.12       1.08

** Non-annualized since inception return.

UNIT VALUES:

                                     Government                                                                       Davis
                       Capital      and Quality                Aggresive   Alliance       Asset      Corporate        Venture
                      Appreciation      Bond       Growth      Growth      Growth       Allocation     Bond           Value
                      ------------  -----------   ---------   ----------  ---------     ----------   ----------     ---------
Inception Dates           3/19/99      3/19/99      3/19/99      3/19/99     3/19/99       3/23/99     3/23/99        3/19/99
Inception Date
  Unit Value               $10.00       $10.00       $10.00       $10.00      $10.00        $10.00      $10.00         $10.00
04/30/00                   $16.75        $9.97       $12.46       $15.57      $12.24        $10.80       $9.80         $12.04

                        "Dogs"                                                                         High-      International
                          of         Emerging     Federated      Global     Global        Growth-      Yield       Diversified
                      Wall Street    Markets        Value         Bond     Equities       Income       Bond          Equities
                      ------------   ----------   ---------   ----------   ---------     ---------   ---------     -------------
Inception Dates           3/19/99      3/23/99      3/19/99      3/19/99     3/19/99       3/19/99     3/19/99        3/19/99
Inception Date
  Unit Value               $10.00       $10.00       $10.00       $10.00      $10.00        $10.00      $10.00         $10.00
04/30/00                    $8.97       $14.73        $9.87       $10.00      $12.94        $12.28      $10.09         $11.03

                   International    MFS         MFS           MFS                                                         Worldwide
                    Growth and     Growth       Mid-Cap      Total      Putman       Real      SunAmerica     Telecom       High
                       Income    and Income     Growth       Return      Growth     Estate      Balanced      Utility      Income
                   ------------  ----------    ---------   ----------  ---------   --------    ----------     ---------   ---------
Inception Dates        3/24/99      11/1/99      11/1/99     10/28/99    3/19/99     3/31/99     3/19/99        3/19/99     3/31/99
Inception Date
  Unit Value            $10.00       $10.00       $10.00       $10.00     $10.00      $10.00      $10.00         $10.00      $10.00
04/30/00                $12.01       $10.49       $13.69       $10.22     $11.78      $10.31      $11.26         $10.21      $11.37

POLARIS II A-CLASS
5.75% UP-FRONT SALES CHARGE

ONE YEAR
PERFORMANCE:

                                   Government                                                                    Davis
                      Capital          and                   Aggresive    Alliance     Asset      Corporate     Venture
                   Appreciation   Quality Bond    Growth      Growth       Growth    Allocation      Bond        Value
                   ------------   ------------   ---------   ---------    ---------  ----------   ---------    ---------
Fund Value           $1,494.80        $939.40    $1,140.80   $1,401.70    $1,171.30    $981.20      $919.50    $1,074.00
One Year Yield           49.48%         -6.06%       14.08%      40.17%       17.13%     -1.88%       -8.05%        7.40%
Period Years              1.00           1.00         1.00        1.00         1.00       1.00         1.00         1.00


                                                                                           High-    International
                  "Dogs" of     Emerging   Federated   Global     Global      Growth-      Yield     Diversified
                 Wall Street    Markets      Value       Bond    Equities     Income       Bond        Equities
                 -----------   ---------   ---------   -------  ---------    ---------    -------   -------------
Fund Value         $780.20     $1,198.40    $880.10    $934.50  $1,197.50    $1,119.40    $923.10     $1,011.80
One Year Yield      -21.98%        19.84%    -11.99%     -6.55%     19.75%       11.94%     -7.69%         1.18%
Period Years          1.00          1.00       1.00       1.00       1.00         1.00       1.00          1.00


                 International        MFS           MFS        MFS                                                      Worldwide
                  Growth and       Growth and     Mid-Cap     Total      Putman        Real     SunAmerica    Telecom     High
                    Income           Income       Growth      Return     Growth       Estate     Balanced     Utility    Income
                 -------------     -----------    --------    ------    ---------     -------   ----------    -------   ---------
Fund Value         $1,037.80           N/A          N/A         N/A     $1,106.30     $882.40    $1,049.80    $928.00   $1,014.30
One Year Yield          3.78%          N/A          N/A         N/A         10.63%     -11.76%        4.98%     -7.20%       1.43%
Period Years            1.00           N/A          N/A         N/A          1.00        1.00         1.00       1.00        1.00


STANDARDIZED LIFETIME RETURNS


                                  Government                                                                        Davis
                      Capital        and                     Aggresive   Alliance       Asset        Corporate     Venture
                    Appreciation Quality Bond    Growth        Growth     Growth      Allocation       Bond          Value
                    ------------ ------------   ---------    ---------   ---------    ----------     ---------    ---------
Fund Value            $1,567.88     $933.17     $1,166.48    $1,456.84   $1,145.82    $1,011.63       $917.66     $1,126.79
Annualized Yield
  Since Inception         49.53%      -6.00%        14.77%       40.02%      12.95%        1.05%        -7.47%        11.27%
Period Years               1.12        1.12          1.12         1.12        1.12         1.11          1.11          1.12

                                                                                             High-    International
                       "Dogs" of     Emerging   Federated   Global    Global     Growth-     Yield     Diversified
                      Wall Street     Markets     Value      Bond     Equities   Income      Bond       Equities
                      -----------   ---------   ---------  -------   ---------  --------   -------    -------------
Fund Value              $839.91     $1,379.25    $923.97   $935.73   $1,211.33  $1,149.34  $944.50     $1,032.25
Annualized Yield
  Since Inception        -14.45%        33.71%     -6.83%    -5.77%     18.71%     13.26%   -4.98%         2.88%
Period Years               1.12          1.11       1.12      1.12        1.12       1.12     1.12          1.12

                    International     MFS          MFS        MFS                                                    Worldwide
                       Growth     Growth and     Mid-Cap     Total      Putman      Real      SunAmerica   Telecom     High
                     and Income     Income**    Growth**    Return**    Growth     Estate      Balanced    Utility    Income
                    ------------- -----------   ---------   --------   --------    -------    ----------  --------- ----------
Fund Value            $1,125.14     $988.50     $1,289.80   $963.10    $1,102.48   $966.52     $1,054.14   $955.95   $1,066.46
Annualized Yield
  Since Inception         11.27%      -1.15%        28.98%    -3.69%        9.12%    -3.09%         4.83%    -3.95%       6.11%
Period Years               1.10        0.50          0.50      0.51         1.12      1.08          1.12      1.12        1.08

** Non-annualized since inception return.

UNIT VALUES:

                                 Government                                                                       Davis
                     Capital         and                    Aggresive    Alliance     Asset      Corporate        Venture
                   Appreciation  Quality Bond     Growth      Growth       Growth    Allocation      Bond         Value
                   ------------  ------------   ---------   ---------    ---------   ----------  ----------     ---------
Inception Dates       3/19/99       3/19/99       3/19/99     3/19/99      3/19/99     3/23/99      3/23/99       3/19/99
Inception Date
  Unit Value           $10.00        $10.00        $10.00      $10.00       $10.00      $10.00       $10.00        $10.00
04/30/00               $15.68         $9.33        $11.66      $14.57       $11.46      $10.12        $9.18        $11.27


                                                                                                   High-      International
                    "Dogs" of     Emerging     Federated     Global       Global     Growth-       Yield       Diversified
                   Wall Street     Markets       Value        Bond       Equities     Income        Bond         Equities
                   -----------    ---------    ----------   ---------    --------    ---------    ---------   -------------
Inception Dates       3/19/99       3/23/99       3/19/99     3/19/99      3/19/99     3/19/99      3/19/99       3/19/99
Inception Date
  Unit Value           $10.00        $10.00        $10.00      $10.00       $10.00      $10.00       $10.00        $10.00
04/30/00                $8.40        $13.79         $9.24       $9.36       $12.11      $11.49        $9.44        $10.32


                 International      MFS           MFS         MFS                                                        Worldwide
                   Growth and      Growth        Mid-Cap      Total       Putman       Real      SunAmerica   Telecom       High
                     Income      and Income      Growth      Return       Growth      Estate      Balanced    Utility      Income
                  ------------   ----------     ---------  ----------    ---------   ---------   ----------   ---------  ----------
Inception Dates       3/24/99       11/1/99       11/1/99    10/28/99      3/19/99     3/31/99      3/19/99     3/19/99     3/31/99
Inception Date
  Unit Value           $10.00        $10.00        $10.00      $10.00       $10.00      $10.00       $10.00      $10.00      $10.00
04/30/00               $11.25         $9.89        $12.90       $9.63       $11.02       $9.67       $10.54       $9.56      $10.66